SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  April 10, 2006

GE Capital Credit Card Master Note Trust
RFS Holding, L.L.C

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

57-1173164 (RFS Holding, L.L.C.)
20-0268039 (GE Capital Credit Card Card
333-107495, 333-107495-02	Master Note Trust)
(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Summer Street 6th Floor, Stamford, Connecticut	06927
(Address of Principal Executive Offices)	(Zip Code.)

(203) 585-6669

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Other Events.

On April 10, 2006, GE Capital Credit Card Master Note Trust (the “Trust”) and ABN AMRO Bank N.V. entered into the Omnibus Amendment to Swap Agreements, a copy of which is filed with this Form 8-K as Exhibit 4.1, pursuant to which the Trust and ABN AMRO Bank N.V. amended the swap agreements relating to the Series 2005-2 (Class A) Notes, Series 2005-2 (Class B) Notes and the Series 2005-2 (Class C), each between the Trust and ABN AMRO Bank N.V. and dated as of June 30, 2005, and the swap agreements relating to the Series 2005-3 (Class B) Notes and the Series 2005-3 (Class C) Notes, each between the Trust and ABN AMRO Bank N.V. and dated as of June 30, 2005.

On April 10, 2006, the Trust and AIG Financial Products Corp. entered into the Omnibus Amendment to Swap Agreements, a copy of which is filed with this Form 8-K as Exhibit 4.2, pursuant to which the Trust and AIG Financial Products Corp. amended the swap agreements relating to the Series 2004-1 (Class A) Notes,  Series 2004-1 (Class B) Notes and the Series 2004-1 (Class C) Notes, each between the Trust and AIG Financial Products Corp. dated as of June 23, 2004.

On April 10, 2006, the Trust and Royal Bank of Canada entered into the Omnibus Amendment to Swap Agreements, a copy of which is filed with this Form 8-K as Exhibit 4.3, pursuant to which the Trust and Royal Bank of Canada amended the swap agreements relating to the Series 2005-1 (Class A) Notes, Series 2005-1 (Class B) Notes and the Series 2005-1 (Class C) Notes, each between the Trust and Royal Bank of Canada and dated as of March 30, 2005.

On April 10, 2006, the Trust and Swiss Re Financial Products Corporation entered into the Omnibus Amendment to Swap Agreements, a copy of which is filed with this Form 8-K as Exhibit 4.4, pursuant to which the Trust and Swiss Re Financial Products Corporation amended the swap agreements relating to the Series 2004-2 (Class A) Notes, Series 2004-2 (Class B) Notes and the Series 2004-2 (Class C) Notes, each between the Trust and Swiss Re Financial Products Corporation and dated as of September 22, 2004.

Item 9.01. Financial Statements and Exhibits.

(a)  Not applicable
(b)  Not applicable
(c)  Not applicable
(d)  Exhibits.

Exhibit
No.	Document Description

4.1	Omnibus Amendment to Swap Agreements, dated as of April 10, 2006, between GE Capital Credit Card Master Note Trust and ABN AMRO Bank N.V.

4.2	Omnibus Amendment to Swap Agreements, dated as of April 10, 2006, between GE Capital Credit Card Master Note Trust and AIG Financial Products Corp.

4.3	Omnibus Amendment to Swap Agreements, dated as of April 10, 2006, between GE Capital Credit Card Master Note Trust and Royal Bank of Canada

4.4	Omnibus Amendment to Swap Agreements, dated as of April 10, 2006, between GE Capital Credit Card Master Note Trust and Swiss Re Financial Products Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RFS Holding, L.L.C., as
Co-Registrant, and as depositor on behalf of
GE CAPITAL CREDIT CARD MASTER NOTE TRUST, as Co-Registrant

Dated: April 14, 2006	By:	/s/ Russell Walsh
Name: Russell Walsh
Title: Vice President

INDEX TO EXHIBITS

Exhibit
No.	Document Description

4.1	Omnibus Amendment to Swap Agreements, dated as of April 10, 2006, between GE Capital Credit Card Master Note Trust and ABN AMRO Bank N.V.

4.2	Omnibus Amendment to Swap Agreements, dated as of April 10, 2006, between GE Capital Credit Card Master Note Trust and AIG Financial Products Corp.

4.3	Omnibus Amendment to Swap Agreements, dated as of April 10, 2006, between GE Capital Credit Card Master Note Trust and Royal Bank of Canada

4.4	Omnibus Amendment to Swap Agreements, dated as of April 10, 2006, between GE Capital Credit Card Master Note Trust and Swiss Re Financial Products Corporation